                                                                    EXHIBIT 99.1


         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THE SECURITIES OFFERED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is entered into as of December 18, 2002 between Motorola, Inc., a Delaware corporation (the "Purchaser"), and Next Level Communications, Inc., a Delaware corporation (the "Company").

         Whereas the Company designs and markets broadband communications equipment that enables telephone companies and other communications service providers to cost-effectively deliver a full suite of voice, high-speed data and digital video services over the existing copper telephone wire infrastructure, as described in the Company's Annual Report on Form 10-K for the period ending December 31, 2001 filed on April 1, 2002, and the other documents of the Company on file with the United States Securities and Exchange Commission (together, the "SEC Documents"); and

         Whereas the Company desires to sell to the Purchaser, and the Purchaser desires to acquire: (i) shares of the Company's duly authorized Series A-2 Convertible Preferred Stock (the "Series A-2 Preferred") and (ii) warrants to purchase shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506 of Regulation D promulgated thereunder ("Regulation D").

         Now, therefore, in consideration of the premises and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                   SECTION 1.
                    ISSUANCE OF THE SHARES AND THE WARRANTS.

         1.1 Purchase and Sale of Securities; the Closing. In reliance upon the representations of the Company contained in Section 1.2 and the representations of the Purchaser contained in Section 1.3, and subject to the terms and conditions described herein, the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company: (i) 26,506 shares of Series A-2 Convertible Preferred Stock (the "Shares"), at a purchase price per share of Eight Hundred Thirty Dollars ($830.00); and (ii) (A) a warrant to purchase 220,000 shares of Common Stock at an exercise price per share equal to $2.00, and upon other terms as provided in the form attached hereto as Exhibit A-1, and upon other terms as provided in the form attached hereto as

Exhibit A-1, and (B) a warrant to purchase 7,951,807 shares of Common Stock at an exercise price per share equal to $0.83, and upon other terms as provided in the form attached hereto as Exhibit A-2, and upon other terms as provided in the form attached hereto as Exhibit A-2 (the warrants described in this clause (ii), the "Warrants"). (The Shares, the Warrants and the Common Stock underlying the Shares and the Warrants are referred to herein collectively as the "Securities"). The Shares and the Warrants shall be sold to the Purchaser in consideration of the payment by the Purchaser to the Company of Twenty Two Million United States Dollars (US$22,000,000), consisting of (i) the cancellation, concurrently herewith, of $10,000,000 of principal amount of indebtedness incurred pursuant to the Credit Agreement (Multi-Draw Term Loan Facility) dated as of May 16, 2001 by and between the Company and the Purchaser, as amended (the "Credit Agreement") (for avoidance of doubt, interest pursuant to the Credit Agreement shall accrue on such principal amount through the date of this Agreement) and (ii) funds in the amount of $12,000,000 paid by the Purchaser to the Company concurrently herewith (collectively, the "Purchase Price"). The Shares shall be convertible into Common Stock at an initial conversion ratio of 1000 shares of Common Stock for each Share (as further provided in the Certificate of Designation, Rights and Preferences of the Series A-2 Convertible Preferred Stock in the form attached hereto as Exhibit B (the "Certificate")). The closing (the "Closing") of the purchase and sale of the Securities shall be held as of 10:00 a.m., local time on December 18, 2002 (the "Closing Date"), at the Century City, California offices of Arnold & Porter, counsel to the Purchaser, or at such other time or place or on such other date as the parties hereto may mutually agree.

         On the Closing Date, the Purchaser will deliver to the Company immediately available funds in the amount of $12,000,000 by wire transfer to such Company account as is designated by the Company in writing. On the Closing Date, the Company will deliver to the Purchaser executed Warrants, certificates representing the Shares in proper legal form and an amendment to the previously executed Registration Rights Agreement with respect to the Common Stock underlying the Shares and the Warrants in the form attached hereto as Exhibit C (the "Registration Rights Agreement Amendment").

         1.2 Representations and Warranties of the Company.

         The Company represents and warrants to the Purchaser that on the date hereof and as of the Closing Date:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification and in which the failure so to qualify would (x) adversely affect the legality, validity or enforceability of this Agreement or the related transaction documents, (y) have or result in a material adverse effect on the results of operations, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement or any of the related transaction documents (any of (x), (y) or (z), a "Material Adverse Effect"). For purposes of this Agreement, Material Adverse Effect will not include general economic and industry conditions. The Company has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance of this Agreement and all other documents and agreements contemplated hereby to be executed, delivered and performed by the Company, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Company. This Agreement and all other documents and agreements contemplated hereby to be executed and delivered by the Company have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Company, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

                  (c) The authorized capital stock of the Company is 400,000,000 shares of Common Stock, par value $.01 per share, of which approximately 86,000,000 shares are issued and outstanding as of the date hereof; 70,000,000 shares of Class B Non-Voting Common Stock, par value $.01 per share, none of which are issued and outstanding; and 10,000,000 shares of preferred stock, par value $.01 per share, of which (i) 9,000,000 shares have been designated as Series A Convertible Preferred Stock and of which 6,912,442 are issued and outstanding immediately prior to the close; (ii) 750,000 shares have been designated as Series A-1 Convertible Preferred Stock and of which 513,870 are issued and outstanding immediately prior to the close, and (iii) 50,000 shares have been designated as Series A-2 Convertible Preferred Stock and of which none will be issued and outstanding immediately prior to the close. The Shares will, when issued, be duly and validly issued, fully paid and nonassessable; the Common Stock underlying the Shares will, when issued upon conversion, be duly and validly issued, fully paid and nonassessable; and the Common Stock underlying the Warrants will, when issued upon exercise, be duly and validly issued, fully paid and nonassessable. As of the Closing Date, except as disclosed in the SEC Documents and except, with respect to clause (i), the stock options issued pursuant to existing stock option plans that have been previously disclosed in writing to the Purchaser, (i) the Company will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock other than the Warrants and will not have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock, other than the Warrants; (ii) the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock, except with respect to the Series A-2 Preferred, the Series A-1 Convertible Preferred Stock and the Series A Convertible Preferred Stock; (iii) there are no statutory or contractual stockholders' preemptive rights or other similar rights with respect to the issuance of the Warrants hereunder; and (iv) there are no agreements among the Company's stockholders with respect to the voting or transfer of the company's capital stock. The Company will use the proceeds from the sale of the Securities to finance current operations and not to make any payments or distributions to debt or equity holders, in their capacity as such, other than to the Purchaser.

                  (d) The consummation of the transactions contemplated by this Agreement and the performance of the terms and provisions of this Agreement and the other documents and agreements contemplated hereby or thereby will not: (i) contravene, result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, bylaws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound; (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, "Governmental Person") applicable to the Company; (iii) violate any material provision of any statute or other rule or regulation of any Governmental Person applicable to the Company; (iv) violate or conflict with the terms of any "lockup" or similar provision of any underwriting or similar agreement to which the Company or its subsidiaries is a party; and (v) result in the creation or imposition of any lien, claim or other encumbrance upon any of the assets of the Company.

                  (e) No consent, approval or authorization of, or registration, filing or declaration with, any person or entity not obtained as of the Closing Date is required for the transfer, sale or issuance of the Securities or the valid delivery of the Securities or for the performance by the Company of this Agreement and the other documents and agreements contemplated hereby, other than the filings, registrations or qualifications under securities laws or that may be required to be made or obtained in connection with the offers, transfer, sale or delivery of the Securities or any interest therein. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf has offered or will offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

                  (f) Upon issuance (including payment of the purchase or exercise price therefor), the Purchaser shall acquire good and marketable title to the Securities free and clear of all covenants, conditions, restrictions, taxes, security interests, liens, pledges, charges, encumbrances, rights of first refusal, options and adverse claims or rights of any kind whatsoever arising through the Company or pursuant to any agreement entered into by the Company.

                  (g) The Securities have been duly and validly authorized will not subject the holders thereof to personal liability solely by reason of being such holders.

                  (h) There is no pending or, to the actual knowledge of the Company, threatened action, suit, proceeding or investigation before any Governmental Person having jurisdiction over the Company that would or (i) adversely affect the Company's execution or performance under this Agreement or the Warrants or (ii) except as set forth in the SEC Documents, materially adversely affect the results of the operations of the Company. Since the date of the latest audited financial statements included in the SEC Documents, except as specifically disclosed in the SEC Documents or public earnings announcements as of the date of this Agreement, (a) there has been no event, occurrence or development that has or that is reasonably likely to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to United States generally accepted accounting principles or required to be disclosed in filings made with the Securities and Exchange Commission, (c) the Company has not altered its method of accounting or the identity of its auditors, (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                  (i) The SEC Documents consisting solely of the Company's Annual Report on Form 10-K for the period ending December 31, 2001 and all filings of the Company with the Securities and Exchange Commission made thereafter (i) were prepared in all material respects in accordance with the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) No broker's or finder's or placement fee or commission will be payable to any broker or agent engaged by the Company or any of its officers, directors or agents with respect to the issue of the Securities or the transactions contemplated by this Agreement. The Company agrees to indemnify the Purchaser and its agents and hold them harmless from and against any claim, demand or liability for broker's or finder's or placement fees or similar commissions, whether or not payable by the company, alleged to have been incurred in connection with such transactions, other than any broker's or finder's fees payable to persons engaged by the Purchaser without the knowledge of the Company.

                  (k) All representations and warranties of the Company set forth in this Agreement, the Warrants and the Registration Rights Agreement are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         1.3 Representations, Warranties and Covenants of the Purchaser.

         The Purchaser represents, warrants and covenants to the Company that on the date hereof, as of the Closing Date and as of the date of any conversion of the Shares, exercise of the Warrants or any transfer of the Securities by it:

                  (a) The Purchaser has all requisite power to execute and deliver this Agreement and any Securities exercised or converted, and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance of this Agreement and any Securities exercised or converted, and all other documents and agreements contemplated hereby and thereby, and the consummation of the transactions contemplated hereby or thereby, have been and will be prior to such exercise or conversion duly authorized and approved by the

Purchaser. This Agreement, and all other documents and agreements contemplated hereby, including any Securities exercised or converted, have each been, or will be upon exercise or conversion, duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

                  (c) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act, and is acquiring the Securities for investment for its own account, and not with a view to distribution subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities. The Purchaser is aware that it may be required to bear the economic risk of an investment in the Securities for an indefinite period, and it is able to do so. The Purchaser acknowledges (i) that the Securities being acquired by it are not being registered under the Securities Act on the grounds that (A) the offer and sale of the Securities are exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, or (B) such issuance is exempt from registration under Rule 506 of Regulation D and (ii) the Company's reliance on such exemptions is predicated in part on the representations made to the Company by the Purchaser in this Section 1.3.

                  (d) The Purchaser acknowledges and agrees that until one year after the conclusion of the transactions contemplated hereby, an offer or sale of the Securities within the United States may violate the registration requirements of the Securities Act if such offer or sale is made otherwise than in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act. The Purchaser acknowledges that the exemption from registration provided by Rule 144 may not be available.

                                   SECTION 2.
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASER.

         The Purchaser's obligation to purchase and pay for the Shares and the Warrants on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the following conditions:

         2.1 Proceedings Satisfactory. All proceedings taken on or prior to the Closing Date in connection with the issuance of the Shares and the Warrants and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be reasonably satisfactory in form and substance to the Purchaser and its counsel. Without limiting the generality of the foregoing, (i) all shareholder approvals required in connection with the Shares and the Warrants shall have been obtained, (ii) all board of director approvals required in connection with the Shares and the Warrants shall have been obtained, including, without limitation, approval of an independent committee of the Company's board of directors as advised by an independent financial advisor,
(iii) any required filings and approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have been made or obtained, as applicable, (iv) any required filings and approvals under the NASD rule 4350, as amended, shall have been made or obtained, as applicable, and (v) any required filings and approvals with respect to any other third party shall have been made or obtained, as applicable.

         2.2 Representations True. All representations and warranties of the Company contained herein shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date and the Company shall have performed in all respects all agreements on its part required to be performed under this Agreement on or prior to the Closing Date.

         2.3 The Purchase by the Purchaser Permitted by Applicable Laws. The sale and the payment for the Shares and the Warrants: (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion; (ii) shall not subject the Purchaser to any penalty under or pursuant to any applicable law or governmental regulation; and (iii) shall be permitted by the laws and regulations of the jurisdictions to which the Purchaser is subject.

         2.4 Execution and Delivery of Documents. The Purchaser shall have received, duly executed and delivered and in form and substance reasonably satisfactory to the Purchaser and its counsel: (i) certificates representing the Shares, (ii) the Warrants, (iii) the Registration Rights Agreement, (iv) evidence that the Certificate of Designation for the Series A-2 Preferred, together with any necessary amendments thereto, has been filed on or prior to the Closing Date with the Secretary of State of the State of Delaware, (v) evidence that amendments to the Certificate of Designation for the Series A Preferred and to the Certificate of Designation for the Series A-1 Preferred, in each case as previously agreed to by the Purchaser, have been filed on or prior to the Closing Date, and (vi) such other documents and information as the Purchaser may reasonably request.

         2.5 No Material Adverse Effect. Except as previously disclosed in the SEC Documents or public earnings announcements as of the date of this Agreement, since December 31, 2001, there has been no event, occurrence or development that has or that is reasonably likely to result in a Material Adverse Effect. In addition, no investigation, action, suit or proceeding shall have been threatened or instituted against the Company or the Purchaser, which, in any such case, in the judgment of the Purchaser, challenges, or might result in a challenge to, the consummation of the transactions contemplated hereby, or which claims, or might give rise to a claim for, damages against the Purchaser as a result of the consummation of such transactions.

         2.6 Fees and Expenses; Accrued Interest on Convertible Promissory Note. The Company shall have paid the fees and expenses of the Purchaser described in
Section 3.3 that have accrued as of the Closing Date. The Company also shall have paid all accrued interest on the Convertible Promissory Note through the date hereof.

                                   SECTION 3.
                                   COVENANTS.

         The Company covenants and agrees that both before and after the issuance of the Shares and the Warrants:

         3.1 Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect the Company's corporate existence in accordance with the rights (charter and statutory), licenses and franchises of the Company; provided, however, that the foregoing shall not restrict any merger involving the Company, whether or not it is the surviving corporation.

         3.2 Compliance with Laws. The Company shall comply in all respects with all applicable laws, statutes and regulations of any Governmental Person, a violation of which would result in a Material Adverse Effect.

         3.3 Payment of Expenses. In the event the transactions contemplated by this Agreement are consummated, the Company shall promptly pay to the Purchaser all reasonable costs and out-of-pocket expenses of the Purchaser, including without limitation its reasonable attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, the Certificates representing the Shares, the Warrants and any other documents related to the Purchaser's investment in the Company, and defense or enforcement costs related thereto.

         3.4 Public Information. The Company shall make available at all times current public information with respect to the Company within the meaning of Rule 144(c) under the Securities Act.

         3.5 Encumbrances. The Company shall cause the Securities to be, upon delivery, conversion or exercise, as the case may be, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges, security interests, rights of first refusal or other encumbrances arising through the Company or pursuant to any agreement entered into by the Company.

         3.6 Authorization. The Company will have at all times authorized and reserved for issuance, free from preemptive rights, a sufficient number of shares of Common Stock to satisfy the conversion and exercise rights of the Purchaser pursuant to the terms and conditions of the Certificate and the Warrants and to satisfy the issuance of any other shares of Common Stock that are reserved for issuance or that are issuable upon the exercise, conversion, exchange or satisfaction of any outstanding securities or obligations or rights of the Company. The Company shall not issue any of its Series A-1 Preferred to any person other than the Purchaser and shall not issue any other sub-Series of its Series A-1 Preferred to any other person if, after such issuance, the Purchaser would not then hold a majority of the Series A-1 Preferred.

                                   SECTION 4.
                                     TAXES.

         The Company will pay all taxes (including interest and penalties), other than taxes imposed on the income of the Purchaser, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery (but not the subsequent transfer) of any of the Securities or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Securities and will save the Purchaser and all subsequent holders of the Securities harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

                                   SECTION 5.
                                 MISCELLANEOUS.

         5.1 Private Placement; Legend. The Purchaser acknowledges and agrees that the Securities have not been registered under the Securities Act and, to the extent they constitute securities subject to registration under Section 5 of the Securities Act, may not be offered or sold unless registered under the Securities Act, or an exemption from such registration requirements is available. The certificates or instruments representing or evidencing the Shares shall bear a legend in substantially the following form, unless counsel to the Company shall have advised the Company that such legend is no longer needed:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO A SECURITIES PURCHASE AGREEMENT DATED AS OF SEPTEMBER 26, 2002, (THE "SECURITIES PURCHASE AGREEMENT") A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW.

The Warrants shall bear a legend in substantially the following form, unless counsel to the Company shall have advised the Company that such legend is no longer needed:

         THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. IN ADDITION TO THE OTHER RESTRICTIONS ON TRANSFER SET FORTH HEREIN, NEITHER THIS WARRANT NOR THOSE SECURITIES, NOR ANY INTEREST THEREIN, MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE WARRANTHOLDER, WHICH

         COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

         5.2 Indemnification. The Company agrees to indemnify, defend and hold harmless the Purchaser and its successors, assigns, subsidiaries, affiliates and all of the officers, directors, employees, partners and agents (including attorneys and accountants) of each of the aforementioned persons or entities, and each of them, from and against any and all losses, claims, damages, liabilities, expenses, demands, causes of action, suits, debts, obligations, rights, promises, acts, agreements and damages of any kind or nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforeseen, heretofore or hereafter arising out of, relating to, connected with or incidental to the failure of any representation or warranty made by the Company or in any other documents or agreements contemplated hereby or the failure of the Company to comply in all material respects with the covenants contained in this Agreement or in any other documents or agreements contemplated hereby.

         5.3 Reliance on Representations. All representations, warranties, covenants and agreements of the Company and the Purchaser herein shall be deemed to be material and to have been relied upon by the Purchaser or the Company, as applicable, and shall survive the execution and delivery of this Agreement and of the Securities.

         5.4 Survival of the Representations, Warranties, etc. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of the Company and the Purchaser, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement and will survive delivery of any payment for the Securities.

         5.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Purchaser and each of their respective successors and assigns. The Purchaser shall be permitted to transfer the Securities in accordance with their terms and the terms of this Agreement and in accordance with applicable restrictions under applicable federal and state securities laws.

         5.6 Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as set forth on the signature page hereof, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section. Any such notice or communication shall be deemed to have been duly given on the seventh day after being so mailed, the next business day after delivery by overnight courier, when received when transmitted by telecopy with confirmation of successful transmission or upon receipt when delivered personally.

         5.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Company or its counsel and the Company or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

         5.8 Amendments. This Agreement may only be amended by a writing duly executed by the parties hereto.

         5.9 Severability. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         5.10 GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT OR PORTION THEREOF, THIS AGREEMENT AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         5.11 Entire Agreement. This Agreement (including its exhibits) contains the entire Agreement of the parties hereto with respect to the transactions contemplated hereby and supersedes all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

         5.12 Further Assurances. Each party agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

         5.13 Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         5.14 WAIVER OF JURY TRIAL. EACH PARTY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES.

         5.15 Third-Party Beneficiary. Any permitted transferee of any part of the Securities shall be a third party beneficiary of the Company's obligations under this Agreement or the Warrants, as applicable. Such person shall have all the rights of a third party beneficiary with respect to the enforcement against the Company of any provision of this Agreement or the Warrants.

         5.16 Waiver of Credit Agreement Section 2.08. The Purchaser hereby waives any requirement of Section 2.08 of the Credit Agreement that would require the Purchase Price or any portion thereof to be used concurrently herewith or promptly thereafter to pay obligations as described in such Section 2.08; provided, however, that the Purchaser reserves the right to have the Purchase Price count toward the applicable limits of such Section 2.08 and be applied as provided therein upon any subsequent triggering event under such
Section 2.08. The preceding waiver shall be effective only in the specific instance described herein and for the specific purpose for which it was given, and nothing contained herein shall be construed to limit or bar any rights or remedies of the Purchaser which it may have on any other occasion with respect to the Credit Agreement, the terms and conditions of which shall remain in full force and effect except as specifically set forth in this Section 5.16.

         5.17 Fulfillment of Commitment; Waivers Superceded. The Purchaser and the Company agree that the Purchaser's purchase of the Shares in accordance with
Section 1.1 completely fulfills the Purchaser's obligations under the March 29, 2002 letter agreement providing for a $35,000,000 financing commitment from the Purchaser to the Company. The Purchaser and the Company agree that the amendments to the Certificates of Designation described in Section 2.4 supercede any prior waivers by the Purchaser with respect to the provisions of such Certificates of Designation.

         5.18 Presentation to Board of Directors of Liquidation Events. In the certificates of designation for the Series A, Series A-1 and Series A-2 preferred stock of the Company, the following events, in order to constitute "Liquidation Events" (as defined in such certificates of designation) require the approval of a majority of the members of the Company's Board of Directors who are not affiliated with any holder of any such preferred stock: (i) a "Sale" of the Company, (ii) a voluntary liquidation, dissolution and/or winding up of the Company's affairs, and (iii) a voluntary bankruptcy petition or bankruptcy petition led by any holder of any such preferred stock. Prior to engaging in any such "Liquidation Event" that is defined by reference to approval of such members of the Company's Board of Directors, the Company will obtain the vote (either affirmative or negative) of such members of its Board of Directors on any such event.


                            [SIGNATURE PAGE FOLLOWS]

         In witness whereof, the parties hereto execute this Agreement as of the date first set forth above.

                                         THE PURCHASER:

                                         MOTOROLA, INC.


                                         By: /s/ Donald F. McClellan
                                            ------------------------------------



                                         Address for Notices:

                                         Motorola, Inc.
                                         1303 East Algonquin Road
                                         Schaumberg, IL  60196
                                         Attn:  Treasurer
                                         Fax: (847) 576-4768


                                         THE COMPANY:

                                         NEXT LEVEL COMMUNICATIONS, INC.


                                         By: /s/ Keith A. Zar
                                            ------------------------------------

                                         Address for Notices:

                                         Next Level Communications, Inc.
                                         6085 State Farm Drive
                                         Rohnert Park, CA  94928
                                         Attn:  Chief Financial Officer
                                         Fax:  (707) 584-6859

                              EXHIBITS A-1 AND A-2

                                FORMS OF WARRANTS

                                    EXHIBIT B

                           CERTIFICATE OF DESIGNATION,
                             RIGHTS AND PREFERENCES
                                     OF THE
                     SERIES A-2 CONVERTIBLE PREFERRED STOCK
                                       OF
                         NEXT LEVEL COMMUNICATIONS, INC.

                                    EXHIBIT C

                 FORM OF REGISTRATION RIGHTS AGREEMENT AMENDMENT





                                      C-1